UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2025
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2025, Cyclo Therapeutics, Inc., a Nevada corporation (the “Company”), entered into a Ninth Amended and Restated Note Purchase Agreement (the “Agreement”) with Rafael Holdings, Inc., a Delaware corporation (“Rafael”), pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $2,500,000.00 (the “Note”) to Rafael. The Agreement amends and restates the Eighth Amended and Restated Note Purchase Agreement (the “February Agreement”), dated February 4, 2025, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $2,000,000.00 (the “February Note”) to Rafael. The February Agreement amended and restated the Seventh Amended and Restated Note Purchase Agreement (the “January Agreement”), dated January 3, 2025, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $3,000,000.00 (the “January Note”) to Rafael. The January Agreement amended and restated the Sixth Amended and Restated Note Purchase Agreement (the “December Agreement”), dated December 5, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $1,000,000.00 (the “December Note”) to Rafael. The December Agreement amended and restated the Fifth Amended and Restated Note Purchase Agreement (the “November Agreement”), dated November 7, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $2,000,000.00 (the “November Note”) to Rafael. The November Agreement had amended and restated the Fourth Amended and Restated Note Purchase Agreement (the “October Agreement”), dated October 8, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $3,000,000.00 (the “October Note”) to Rafael. The October Agreement had amended and restated the Third Amended and Restated Note Purchase Agreement (the “September Agreement”), dated September 9, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $3,000,000.00 (the “September Note”) to Rafael. The September Agreement had amended and restated the Second Amended and Restated Note Purchase Agreement (the “August Agreement”), dated August 21, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $3,000,000.00 (the “August Note”) to Rafael. The August Agreement had amended and restated the Amended and Restated Note Purchase Agreement (the “July Agreement”), dated July 16, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $2,000,000.00 (the “July Note”) to Rafael. The July Agreement had amended and restated the Note Purchase Agreement, dated June 11, 2024, by and between the Company and Rafael, pursuant to which the Company issued and sold an initial convertible promissory note in the principal amount of $2,000,000.00 (the “June Note,” and together with the July Note, the August Note, the September Note, the October Note, the November Note, the December Note, the January Note and the February Note, the “Prior Notes”) to Rafael. The Note matures on March 31, 2025 and bears interest at a rate of 5% per annum, payable upon maturity. The Note may be prepaid by the Company in full at any time. The principal amount of the Note is convertible into shares of the Company’s outstanding common stock, par value $0.0001 per share (the “Common Stock”), prior to the repayment of the Note, at the option of Rafael; automatically if the Company enters into a Qualified Financing (as defined) and at the option of Rafael if a Sale Transaction (as defined) occurs prior to repayment of the Note (provided, however, that if the Sale Transaction occurs pursuant to the Merger Agreement (as defined below), the outstanding principal balance of the Note, together with any accrued and unpaid interest thereon, shall be discharged in full and the Company will not be required to make any further payments to Rafael pursuant to the terms thereof), all at the price and on the terms and conditions set forth in the Note. Upon the occurrence of an Event of Default (as defined) under the Note, including the failure of the Company to pay the principal or interest under the Note or any of the Prior Notes, when due, the obligations of the Company under the Note and each of the Prior Notes may be accelerated. The Company intends to use the proceeds of the Note for working capital and general corporate purposes.

Rafael is the holder of approximately 39.5% of the Common Stock, and the Company has entered into an Agreement and Plan of Merger, dated August 21, 2024, and amended on December 18, 2024 and February 4, 2025 (the “Merger Agreement”), with Rafael and the other parties thereto pursuant to which, among other things, the Company will merge with and into a wholly-owned subsidiary of Rafael (the “Merger”). The Merger is subject to the satisfaction or waiver of several conditions set forth in the Merger Agreement and the approval of the Company’s and Rafael’s respective stockholders.

The descriptions of the Agreement and the Note are qualified in their entirety by reference to the actual terms thereof contained in the Agreement and the Note, which are being filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and such terms are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Ninth Amended and Restated Note Purchase Agreement dated as of March 6, 2025 by and among Cyclo Therapeutics, Inc. and Rafael Holdings, Inc.
10.2+	Convertible Promissory Note dated March 6, 2025 payable to Rafael Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: March 6, 2025	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer